                                                                 10.(i)(G)(8)



                               THIRD AMENDMENT TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT

          THIRD AMENDMENT TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated as of November 9, 1998 (this "Amendment"), among MONTGOMERY WARD & CO.,
                           ---------
INCORPORATED, an Illinois corporation and a debtor and debtor in possession ("Borrower Representative"), MONTGOMERY WARD HOLDING CORP., a Delaware
-------------------------
corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as
                                                    ------      ---------
Guarantor, the other Guarantors signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL
                              --------------
CORPORATION, a New York corporation (in its individual capacity, "GE Capital"),
                                                                  ----------
for itself, as Lender, and as Agent (the "Agent") for Lenders, and the other
                                          -----
Lenders signatory hereto.

                                    RECITALS
                                    --------

          WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement, dated as of July 30, 1997; by the Waiver and Second Amendment to Post-Petition Loan and Guaranty Agreement, dated as of February 20, 1998; and as further amended, supplemented or modified, the "Loan
                                                                          ----
Agreement").  The Borrower Representative and the Guarantors have requested that
---------
the Lenders agree to amend certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to amend certain provisions of the Loan Agreement, all as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.
                      --------------------------------

          (a) The capitalized terms used herein which are defined in the Loan Agreement shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires. In addition, as used in this Amendment, the following term shall have the following meaning:

          "Third Amendment Effective Date" shall have the meaning specified in
           ------------------------------
Section 4 hereof.

          (b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) No provision in this Amendment shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

          SECTION 2.  Amendments to the Loan Agreement.  The Loan Agreement is,
                      --------------------------------
effective as of the Third Amendment Effective Date, amended as follows:

          (a) The second paragraph of Section 1.5(a) of the Loan Agreement is hereby amended and restated to read as follows:

               "The Applicable Revolver Index Margin, the Applicable Revolver LIBOR Margin, the Applicable Standby L/C Margin and the Applicable Trade L/C Margin will be 1.25%, 2.50%, 2.00% and 1.75% per annum, respectively, as of the Closing Date."

          (b) Section 5.11 of the Loan Agreement is hereby amended and restated to read as follows:

          "5.11  Appraisals of Eligible Real Property.
                 ------------------------------------

               (a) The Agent (or the Requisite Lenders acting through the Agent) may require Borrowers, at any time, to retain a Qualified Appraiser (as such term is defined in this Section 5.11) to conduct a Conforming
                                           ------------
          Appraisal (as such term is defined in this Section 5.11) of the real
                                                     ------------
          property, buildings and improvements (whether held in fee or by leasehold) that are stores, warehouses or other business facilities operated by any Credit Party in the ordinary course of its business. In addition, for purposes of establishing the Fair Market Value of any Eligible Real Property, from time to time, Borrowers shall be entitled to submit to Agent a Conforming Appraisal of such Eligible Real Property. Borrowers shall be obligated to pay for the first Conforming Appraisal of any parcel of real property, building or improvement requested by Agent or the Requisite Lenders, as applicable; provided, that so long as a Default or Event of Default
                      --------
          has not occurred and is continuing, the Borrowers shall only be obligated to pay for additional Conforming Appraisals requested by Agent or the Requisite Lenders of such parcel of real property, building or improvement once in any twelve (12)-month period. Borrowers shall be obligated to pay for any Conforming Appraisals that are not requested by either Agent or the Requisite Lenders.

               (b) `Conforming Appraisal', as used in this Agreement, shall
                    --------------------
          mean, as to any parcel of real property, buildings or improvements, an appraisal rendered by a Qualified Appraiser that establishes the cash price that would be paid for such real property, buildings or improvements in an arm's-length sale transaction between an informed and willing purchaser (other than a purchaser currently in possession) under no compulsion to purchase and an informed and willing seller under no compulsion to sell. `Qualified Appraiser', as used in this
                                         -------------------
          Agreement, shall mean an independent third-party appraiser with at least ten (10) years continuous experience in the appraisal of property of the generally same kind and character as the property to be appraised and the identity of whom is acceptable to (i) Agent, if a Conforming Appraisal has been requested by Agent or if it has been provided by Borrowers on their own initiative or (ii) the Requisite Lenders, if they have requested a Conforming Appraisal, in each case, in the exercise of its or their reasonable discretion, as the case may be."

          (c) The following proviso is hereby inserted at the end of the definition of "Borrowing Base" in Annex A of the Loan Agreement:
               --------------

     "provided, however, that, from and after November 1, 1998, if any Credit
      --------  -------
     Party sells, transfers or otherwise disposes of any of its interest in any Real Estate, then, at such time as the aggregate amount of the Net Sale Proceeds from all such sales, transfers or other dispositions exceed $25,000,000 (the "Cut-Off Date"), the amount in clause (b)(B) shall be
                       ------------
     reduced, on a dollar for dollar basis, by an amount that is equal to 75% of all of the Net Sale Proceeds received by any Credit Party relating to or arising out of any sale, disposition or other transfer by any Credit Party of any Real Estate after the Cut-Off Date; provided, further, if any Real
                                                --------  -------
     Estate that is sold, disposed of or otherwise transferred after the Cut-Off Date is also Eligible Real Property that is listed on Schedule X attached
                                                           ----------
     hereto, then, to the extent the aggregate Net Sale Proceeds received by any of the Credit Parties after the Cut-Off Date in respect of all of the sales, transfers or other dispositions of Eligible Real Property after the Cut-Off Date are less than the aggregate Fair Market Value of such sold, transferred or otherwise disposed of Eligible Real Property, then the amount in clause (b)(B) hereof shall be reduced by 100% of the aggregate Net Sale Proceeds received by any Credit Party from the sale, transfer or other disposition of all such Eligible Real Property.

          (d) The definition of "Fair Market Value" in Annex A of the Loan
                                 -----------------
Agreement is hereby amended and restated to read as follows:

              "'Fair Market Value' shall mean (for the purpose of calculating
                -----------------
          the Borrowing Base, as of the Closing Date and continuing, for each parcel of Eligible Real Property until an updated appraisal of such parcel has been rendered to Agent that conforms to the requirements of
          Section 5.11) an amount equal to the excess of (a) the amount ascribed
          ------------
          to such parcel of Eligible Real Property under the column titled `Borrowing Base Value' on Schedule X attached hereto over (b) the
          ---------------------     ----------
          amount ascribed to such parcel of Eligible Real Property under the column titled `8/1/98 Existing Mortgage'
                         ------------------------
          on Schedule X attached hereto less any reductions to such Indebtedness
             ----------
          since August 1, 1998. Upon the delivery to Agent of an updated Conforming Appraisal on any parcel of Eligible Real Property pursuant to Section 5.11, the Fair Market Value of such parcel of Eligible Real
             ------------
          Property shall be the amount ascribed to such parcel of Eligible Real Property in such Conforming Appraisal."

          (e) The following definition is added, in the proper alphabetical order, to Annex A of the Loan Agreement:

                "'Net Sale Proceeds' shall mean, with respect to any sale,
                  -----------------
          transfer or other disposition of any Real Estate, the aggregate proceeds received by any Credit Party relating to or arising out of any sale, transfer or other disposition of Real Estate minus any
                                                                 -----
          reasonable and customary fees, title expenses, Taxes or Indebtedness (if in the case of any Eligible Real Property, such Indebtedness is secured by a Permitted Encumbrance), in each case, that are required to be paid by a Credit Party in connection with such sale, transfer or other disposition minus any escrowed amounts, holdbacks or other funds
                            -----
          given by a Credit Party as security or collateral for its performance or other obligations to the purchaser of such Real Estate; provided,
                                                                     --------
          however, that at such time as any such escrowed amounts, holdbacks or
          -------
          other funds are returned or refunded to any Credit Party, the amount of such returned or refunded escrowed amounts, holdbacks or other funds shall be deemed to be added to the Net Sale Proceeds relating to such Real Estate."

          (f) Subsection (b) of Annex G of the Loan Agreement is hereby amended and restated to read as follows:

                "Minimum EBITDA.  At the end of each Fiscal Quarter set forth
                 --------------
          below, EBITDA, for the respective periods set forth below, shall be an amount not less than the following:

          (i) $(235,000,000) for the twelve Fiscal Months ending the fourth Fiscal Quarter of 1998;

          (ii) $(225,000,000) for the twelve Fiscal Months ending the first Fiscal Quarter of 1999; and

          (iii) $(200,000,000) for the twelve Fiscal Months ending the second Fiscal Quarter of 1999."

          SECTION 3.  Representations and Warranties True; No Default or Event
                      --------------------------------------------------------
of Default.  The Credit Parties represent and warrant to the Agent and the
----------
Lenders that on the date of and after giving effect to the execution and delivery of this Amendment (i) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date) and (ii) neither any Default nor any Event of Default has occurred and is continuing as of the date hereof.

          SECTION 4.  Conditions of Effectiveness.  As used in this Amendment,
                      ---------------------------
"Third Amendment Effective Date" shall mean the date when, and only when:  (i)
-------------------------------
Agent has received executed counterparts of this Amendment from the requisite number of Lenders that comprise the Requisite Lenders; (ii) the Bankruptcy Court has entered a final order that is not subject to appeal, in form and substance satisfactory to the Agent, in its sole and absolute discretion, authorizing the payment of a fee to Agent from the Borrowers, for the account of the Lenders who execute this Amendment, in an amount equal to .20% of the Lenders' Revolving Loan Commitments (the "Fee") and (iii) Agent has received the Fee.
                       ---

          SECTION 5.  Reference to this Amendment and Effect on Loan Documents.
                      --------------------------------------------------------

          (a) From and after the Third Amendment Effective Date, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

          (b) From and after the Third Amendment Effective Date, each reference in the Loan Documents (i) to "the Loan Agreement" shall mean and be reference to the Loan Agreement, as affected and amended hereby and (ii) to the terms whose definitions are amended pursuant to this Amendment shall mean and be a reference to such term as affected and amended hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected and amended hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          SECTION 6.  Governing Law; Binding Effect.  In all respects, including
                      -----------------------------
all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 7.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 8.  Consent of Guarantors.  By their execution and delivery of
                      ---------------------
this Amendment, each Guarantor hereby consents to all of the terms and provisions of this Amendment and ratifies and confirms that each of the other Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                         BORROWER:

                         MONTGOMERY WARD & CO., INCORPORATED

                         By: s/ Thomas J. Paup
                             -----------------
                              Name: Thomas J. Paup
                              Title: Executive Vice President

                         GUARANTORS:

                         LECHMERE, INC.

                         By: s/ Thomas G. Grimes
                             -------------------
                              Name: Thomas G. Grimes
                              Title: President

                         AMERICAN DELIVERY SERVICE COMPANY

                         By: s/ Philip D. Delk
                             -----------------
                              Name: Philip D. Delk
                              Title: Vice President

                         CONTINENTAL TRANSPORTATION, INC.

                         By: s/ Philip D. Delk
                             -----------------
                              Name: Philip D. Delk
                              Title: Vice President and Assistant Secretary

                         JRI DISTRIBUTING, INC.
                         STANDARD T CHEMICAL COMPANY, INC.
                         WFL REALTY, INC.

                         By: s/ Philip D. Delk
                             ---------------------------------------
                              Name: Philip D. Delk
                              Title: Vice President and Secretary

                         M-W PRESTRESS, INC.
                         MW DIRECT GENERAL, INC.
                         MW DIRECT LIMITED, INC.

                         By: s/ Philip D. Delk
                             ---------------------------------------
                              Name: Philip D. Delk
                              Title: Vice President and Secretary

                         MONTGOMERY WARD
                          INTERNATIONAL, INC.
                         MPI, INC.

                         By: s/ Philip D. Delk
                             ---------------------------------------
                              Name: Philip D. Delk
                              Title: Assistant Secretary

                         BARRETWARD PROPERTIES CO., INC.
                         BRANDYWINE DC, INC.
                         BRANDYWINE PROPERTIES, INC.
                         BRETTWARD PROPERTIES CO., INC.
                         FIRST MONT CORPORATION
                         FOURTH WYCOMBE PROPERTIES, INC.
                         GABEWARD PROPERTIES CORPORATION
                         GARDEN GROVE DEVELOPMENT CORPORATION HUGA REALTY INC. JOSHWARD PROPERTIES CORPORATION
                         LECHMERE DEVELOPMENT CORPORATION
                         M-W FAIRFAX PROPERTIES, INC.
                         M-W PROPERTIES CORPORATION
                         M-W RESTAURANTS REALTY CORPORATION
                         MARCOR HOUSING SYSTEMS, INC.
                         MARYWARD PROPERTIES CORPORATION
                         MF NEVADA INVESTMENTS, INC.
                         MICHAELWARD PROPERTIES CO., INC.
                         MONTGOMERY WARD DEVELOPMENT
                          CORPORATION
                         MONTGOMERY WARD LAND CORPORATION
                         MONTGOMERY WARD PROPERTIES
                          CORPORATION
                         MONTGOMERY WARD REALTY CORPORATION
                         MW LAND CORPORATION
                         NATIONAL HOMEFINDING SERVICE, INC.
                         998 MONROE CORPORATION
                         PAULWARD PROPERTIES CO., INC.
                         ROBERTWARD PROPERTIES CORPORATION
                         SACWARD PROPERTIES, INC.
                         SECOND MONT CORPORATION
                         7TH & CARROLL CORPORATION
                         SEVENTH MONT CORPORATION
                         618 CORPORATION
                         619 CORPORATION
                         THE 535 CORPORATION
                         THIRD WYCOMBE PROPERTIES, INC.
                         2825 DEVELOPMENT CORPORATION
                         2825 REALTY CORPORATION
                         UNIVERSITY AVENUE MARKETPLACE, INC.
                         WFL DEVELOPMENT CORPORATION
                         WYCOMBE PROPERTIES, INC.

                         By: s/ G. Tad Morgan
                             ---------------------------------------
                              Name: G. Tad Morgan
                              Title: Vice President and Secretary

                         GOODE FURNITURE COMPANIES, INC.
                         MONTGOMERY WARD SECURITIES, INC.
                         R M P DEVELOPMENT CORPORATION

                         By: s/ G. Tad Morgan
                             ---------------------------------------
                              Name: G. Tad Morgan
                              Title: Secretary

                         MONTGOMERY WARD HOLDING CORP.

                         By: s/ G. Tad Morgan
                             ---------------------------------------
                              Name: G. Tad Morgan
                              Title: Assistant Secretary

                         JEFFERSON STORES, INC.

                         By: s/ G. Tad Morgan
                             ---------------------------------------
                              Name: G. Tad Morgan
                              Title: Vice President and Treasurer

                         AGENT AND AS LENDER

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: s/ Paul M. Feehan
                                  ----------------------------------
                                   Its Authorized Signatory

                         LENDERS:

                              THE CHASE MANHATTAN BANK

                              By: s/ William P. Rindfuss
                                  ----------------------------------
                              Title: Vice President

                              BANK OF SCOTLAND

                              By: s/ Annie Chin Tat
                                  ----------------------------------
                              Title: Senior Vice President

                              BANKAMERICA BUSINESS CREDIT, INC.


                              By: s/ Thomas G. Sullivan
                                  ----------------------------------
                              Title: Vice President


                              BANKBOSTON RETAIL FINANCE INC.
                              (f/k/a GBFC, INC.)

                              By: s/ Mary E. Abott
                                  ----------------------------------
                              Title: Assistant Vice President

                              PARIBAS

                              By: s/ John J. McCormick
                                  ----------------------------------
                              Title: Vice President


                              By: s/ David Canavan
                                  -----------------------------------
                              Title: Director

                              CREDIT AGRICOLE INDOSUEZ

                              By: s/ David Bouhl
                                  ----------------------------------
                              Title: F.V.P.



                              By: s/ Dean Balice
                                  ----------------------------------
                              Title: Senior Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.

                              By: s/ Nicole Cangelos
                                  -----------------------------------
                              Title: Assistant Secretary

                              CITICORP USA, INC.

                              By: s/ Claudia Slacik
                                  ----------------------------------
                              Title: Vice President

                              FLEET CAPITAL CORPORATION

                              By: s/ Thomas E. Joyce
                                  ----------------------------------
                              Title: Senior Vice President

                              FLEET NATIONAL BANK

                              By: s/ Kevin Chamberlain
                                  ----------------------------------
                              Title: Vice President

                              GOLDMAN SACHS CREDIT PARTNERS L.P.

                              By: s/ Ed Forst
                                  ----------------------------------
                              Title: Authorized Signatory

                              GREEN TREE FINANCIAL SERVICING
                              CORPORATION

                              By: s/ Gary Wetherholt
                                  ----------------------------------
                              Title: Vice President

                              HELLER FINANCIAL, INC.

                              By: s/ Albert J. Forzano
                                  ----------------------------------
                              Title: Vice President

                              IBJ SCHRODER BUSINESS CREDIT CORP.

                              By : s/ Alfred J. Scoyni
                                  ----------------------------------
                              Title: Vice President

                              JACKSON NATIONAL LIFE INSURANCE
                               COMPANY
                                By:  PPM FINANCE, INC.
                                     Its Attorney-in-fact

                              By: s/ Jeffrey J. Powdika
                                  ----------------------------------
                              Title: Vice President

                              LEHMAN COMMERCIAL PAPER, INC.

                              By: s/ Michele Swanson
                                  ----------------------------------
                              Title:  Authorized Signatory

                              NATIONAL CITY COMMERCIAL FINANCE, INC.

                              By:___________________________________
                              Title:

                              STAR BANK, N.A.

                              By: s/ Mike Ehlert
                                 -----------------------------------
                              Title: Vice President